Exhibit 10.1

FUNCTION(X) INC.

to

TIPPT MEDIA INC.

LINE OF CREDIT AGREEMENT

Dated: as of December 23, 2011

LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (this “Agreement”) made as of December 23, 2011, by and between TIPPT MEDIA INC., a Delaware corporation, having an address at 902 Broadway, 11th Floor, New York, New York 10010 (hereinafter referred to as the “Borrower”) and FUNCTION(X) INC., a  Delaware corporation, having an address at 902 Broadway, 11th Floor, New York, New York 10010 (hereinafter referred to as the “Lender”).

WITNESSETH

WHEREAS, the Lender may from time to time advance monies to the Borrower in one or more loan transactions (each individually referred to hereinafter as an “Advance” and collectively as the “Advances”) for the purpose of enabling the Borrower to finance its working capital obligations.  The parties agree that the Advances shall be governed by the terms and conditions set forth in this Agreement and in the funding memorandum and documents which shall be delivered by Borrower to the Lender with each Advance, the applicable form of which funding memorandum is attached hereto as Exhibit “A” (the “Funding Memorandum”).  Each Funding Memorandum delivered to the Lender shall constitute a supplement to and form a part of this Agreement and will be read and construed as one with this Agreement and shall be deemed incorporated by reference herein; and

WHEREAS, the Borrower acknowledges that each Advance has been or shall be made by the Lender in reliance on the fact that each Funding Memorandum is deemed incorporated into this Agreement, and that without said incorporation, the Lender would not have extended such Advance; and

WHEREAS, simultaneously with the execution of this Agreement, Borrower has executed and delivered to the Lender that certain Line of Credit Grid Note, the applicable form of which grid note is attached hereto as Exhibit “B” (as it may be amended, replaced, modified or restated from time to time in accordance herewith, the “Grid Note”) evidencing the Advances made from time to time by the Lender to the Borrower in accordance with this Agreement and the other documents delivered in connection herewith; and

WHEREAS, as security for the Advances and all other indebtedness, obligations and liabilities of the Borrower to the Lender or its Affiliates, whether arising under the Grid Note or pursuant to this Agreement or otherwise, and all interest, costs, expenses and late charges on any of the foregoing (hereinafter collectively referred to as the “Obligations”), Tippt, LLC, a Delaware limited liability company and holder of 35% of the issued and outstanding common stock of the Borrower as of the date hereof, has agreed to pledge to the Lender all of such shares of common stock in the Borrower (the “Pledged Shares”), pursuant to a pledge agreement, dated December 23, 2011 (the “Pledge Agreement”); and

WHEREAS, the Borrower has agreed to execute and/or deliver this Agreement, the Grid Note and any and all other documents required by the Lender as provided hereunder in connection with the Advances and to cause Tippt, LLC to execute and deliver the Pledge Agreement to grant the security interest in the Pledge Shares (hereinafter collectively referred to as the “Facility Documents”); and

WHEREAS, it is a condition precedent to the making of any Advance that the Borrower execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the making of the Advances and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

1) Defined Terms.  Except as otherwise indicated, all instruments and agreements defined herein refer to the same as they may from time to time be amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith.  When used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to another Person, (a) a Person directly or indirectly (through one or more intermediaries) Controlling, Controlled by or under common Control with such Person or (b) an officer, director, partner, manager, stockholder or member of such Person.

“Business” means the business of selling coupons and/or discount codes on behalf of third parties, in each case, utilizing the promotion thereof by individuals with a public profile via internet-based social networking and microblogging websites and other similar internet-based methods of electronic communications.

“Business Day” means any day on which commercial banks in New York, New York are required by law to be open for business.

“Control” (or any derivative form thereof) of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

“Disbursement Request” as described in Section 5.

“Facility” means the committed line of credit made available by the Lender to the Borrower up to the Facility Amount evidenced by the Grid Note and governed by the terms of the Grid Note, this Agreement, each Funding Memorandum and the other Facility Documents.

“Facility Amount” means, unless otherwise agreed in writing by the Borrower and the Lender, Twenty Million ($20,000,000) Dollars.

“Maturity Date” means December 23, 2016.

“Person” means an individual, partnership, corporation, limited liability company or partnership, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Shared Services Agreement” means the Shared Services Agreement, dated as of December 23, 2011, by and between Function(x) Inc. and TIPPT Media Inc., pursuant to which employees of Function(x) Inc. shall provide to TIPPT Media Inc. administrative, financial and other similar services.

“Security Documents” means the Pledge Agreement, each UCC financing statement assignment, if any, and any and all other documents required by the Lender in connection with the Advances and the granting of the security interest thereunder.

“UCC” means the Uniform Commercial Code of the State of New York as then in effect.

2) Availability of Advances.  Subject to the terms and conditions of this Agreement, the Grid Note and the other Facility Documents, and for so long as no Event of Default exists, Advances under the Facility shall be available to Borrower during the period (the “Credit Period”) from the date hereof to and including the Business Day immediately preceding the Maturity Date, as requested by Borrower in the manner set forth in Section 3 of the Grid Note and Section 4 hereof, in an aggregate principal amount which shall not exceed at any time the Facility Amount.  The Lender shall not be obligated to make Advances more than once per month.  In lieu of a cash Advance, the Borrower may request that the Lender issue to the Borrower shares of common stock of Function(x) Inc., which shares Function(x) Inc. shall use its reasonable best efforts to register on the next registration statement filed with the Securities and Exchange Commission (excluding the pending registration statement on Form S-1 (File No. 333-174481) and the registration statement to be filed with respect to the private placement consummated on August 25, 2011), with an aggregate value of up to $5,000,000 based on the twenty day trading average closing price per share of such common stock prior to the date the Advance is made to the Borrower.  To the extent that the Lender determines at any time during the Credit Period that the aggregate of the principal then outstanding under the Facility is in excess of the Facility Amount, the Lender may require, by written notice to Borrower, that Borrower shall pay immediately such excess to the Lender to be applied against its obligations then outstanding to the Lender in such manner as directed by Borrower.

3) Termination.  This Agreement shall terminate upon the earliest of:

(a) the repayment in full of all Obligations outstanding under this Agreement, the Grid Note and any other Facility Document on or after the Maturity Date;

(b) the sale of all or substantially all of the assets of Borrower;

(c) the dissolution, liquidation or winding up for Borrower; or

(d) upon the mutual agreement of Lender and Borrower.

Upon termination of this Agreement, Borrower shall promptly repay all of the Obligations outstanding under this Agreement, the Grid Note and any other Facility Document.

4) Conditions Precedent.

(a) Conditions Precedent to Effectiveness of this Agreement and the Facility.  The effectiveness of this Agreement to make Advances is expressly subject to the satisfaction of each of the following conditions precedent, each of which the Borrower and the Lender acknowledge and agree have been delivered and fully satisfied as of the date hereof:

(i) Borrower has delivered to the Lender:

(1) a copy of the Certificate of Incorporation of Borrower as amended, certified to be a true, correct and complete copy thereof by the Secretary of State of the State of Delaware confirming the legal existence and good standing of Borrower under the laws of the State of Delaware;

(2) a certificate of the secretary of Borrower dated the closing date as to the incumbency and signatures of executive officers of the Borrower executing this Agreement and any of the other Facility Documents.

(3) an original copy of this Agreement executed by Borrower and the Lender;

(4) the original Grid Note executed by Borrower;

(5) original copy of the Pledge Agreement executed by Tippt LLC;

(6) resolutions of the Board of Directors of Borrower, approving this Agreement and authorizing the execution and delivery of all Facility Documents;

(7) a letter from Borrower listing its officers who are authorized to request an Advance under this Facility; and

(8) all other documents as the Lender or its counsel has reasonably requested.

(b) Conditions Precedent to Funding Each Advance.  The Lender shall not make an Advance under the Grid Note unless and until, with respect to each separate Advance, the Borrower has satisfied the following conditions precedent:

(1) Receipt of Funding Memorandum.  The Lender shall have received, no later than 12:00 p.m. (New York time) on the 5th day prior to the Business Day on which the Advance is requested to be made hereunder, a request in the form of a Funding Memorandum in the form attached as Exhibit A, from an authorized officer of the Borrower, specifying the amount of the requested Advance and the date on which it is requested to be made.  Borrower shall make requests for an Advance in a minimum amount of $100,000.  Each Funding Memorandum shall be in writing signed by Borrower, shall certify the then outstanding principal amount of all existing Advances under the Facility, and certify that both before and after funding the requested Advance, Borrower is not in default under and no Event of Default exists under this Agreement or is reasonably likely to result from the making of the Advance requested pursuant thereto.

(2) Representations and Warranties.  All of the representations and warranties of Borrower contained herein and in each other Facility Document shall be true and correct in all material respects to the same extent as though made on and as of any date of funding a new Advance.

(3) No Default.  No Event of Default shall exist or have occurred or shall result from the making of the requested Advance.

(4) Liens.  The Lender shall own or hold valid, enforceable and perfected first priority liens in and to all of the Pledged Shares, subject to the termination of liens in respect of transferred Pledged Shares as contemplated by Section 2(a) of the Pledge Agreement.

(5) No Obstacle.  No law or regulation shall prohibit, and no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain, the Lender from making the requested Advance.

(6) Facility Amount.  After giving effect to the amount of the requested Advance, the aggregate amount of outstanding Advances under the Facility shall not exceed the Facility Amount.

(7) Other Requirements.  The Lender shall have received such other documents as the Lender reasonably required under the Funding Memorandum regarding prior and future use of proceeds of each Advance.

5) Disbursement of Advances.  Lender agrees, upon the Borrower’s compliance with and satisfaction of all conditions precedent to the making of an Advance hereunder, provided all the conditions precedent thereto have been met, to forward the Advance in accordance with the Disbursement Request attached hereto as Exhibit C.

6) Security Interest.  The Borrower shall have caused Tippt, LLC to deliver to the Lender or its designee (to the extent deliverable) the Pledged Shares.

7) Representations.

(a) The Borrower represents and warrants to the Lender as follows:

(i) The Borrower (i) is a corporation organized and in good standing under the laws of the State of Delaware; (ii) has the power and authority to carry on its business as now conducted and to own or hold under lease the assets and properties it purports to own or hold under lease; (iii) is duly qualified, in good standing, and licensed and/or registered to transact its business in all other jurisdictions wherein the nature of the Borrower’s business or the character of its properties make qualification, licensure, or registration necessary and in every jurisdiction in which failure to be so qualified, licensed or registered is reasonably likely to have a Material Adverse Effect as hereinafter defined; (iv) has the power and authority to execute and deliver this Agreement, and each of the other Facility Documents to which it is or will be a party and to perform all its obligations thereunder; (v) no action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery or performance of this Agreement by the Borrower; and (vi) has its executive office and principal place of business in the City and State of New York.  The term “Material Adverse Effect” shall mean a material adverse effect whether individually or in the aggregate, upon the (1) the ability of the Borrower or the Lender (as the case may be) to perform their respective obligations under this Agreement or any other Facility Document or (2) the assets, business, operations, properties or condition, financial or otherwise, of the Borrower or the Lender (as the case may be); provided, however, that that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or is reasonably likely to be, a Material Adverse Effect: any adverse change, effect, event, occurrence, state of facts or development attributable to (A) conditions affecting generally the industry in which the Borrower or the Lender (as the case may be) participates, the U.S. economy as a whole or the capital markets in general; (B) any change after the date hereof in applicable laws or the interpretation thereof; (C) actions required to be taken under applicable laws; (D) the commencement, continuation or escalation of a war, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving the United States of America; and (E) the failure of the Borrower or the Lender (as the case may be) to meet or achieve the results set forth in any internal projection.;

(ii) The execution and delivery by the Borrower of this Agreement, and each of the other Facility Documents to which it is or will be a party and the performance by the Borrower of all of its obligations thereunder: (i) will not violate or be in conflict with (A) any provision of applicable law, regulation, or order applicable to Borrower (including, without limitation, any applicable usury or similar law) or (B) any order, rule or regulation of any court or other governmental authority; (ii) will not violate, be in conflict with, result in a breach of or constitute default (with or without the giving of notice or the passage of time or both) under its articles of incorporation or other organizational documents, any material instrument, indenture, mortgage, note, bond, indenture, license, or other instrument, agreement or other obligation to which it is a party or by which it or any of its assets and properties is or may be bound or subject; and (iii) except as specifically contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its assets and properties.  Assuming that this Agreement and each of the other Facility Documents is a valid and binding obligation of the other parties hereto and thereto, this Agreement and each of the other Facility Documents to which the Borrower is or will be a party, when executed and delivered, will be the legal, valid and binding obligation of the Borrower, enforceable in accordance with its respective terms and provisions;

(iii) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Borrower) pending or, to the best of the Borrower’s knowledge, threatened at law, in equity, in arbitration or before any authority involving: (i) the Borrower or its Affiliates; (ii) the Obligations; or (iii) this Agreement and the other Facility Documents, other than any actions, suits or proceedings in connection with the parties hereto exercise of their rights under an Event of Default; nor is it in default with respect to any judgment, writ, injunction, decree, rule or regulation of any authority;

(iv) No representation or warranty of the Borrower made or contained in this Agreement or any other Facility Documents and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement and the other Facility Documents contains or will contain a misstatement of a material fact; and

(v) No Facility Documents and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of the Borrower omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

(b) The Lender acknowledges, represents and warrants to the Borrower as follows:

(i) The Lender (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and where, in each case, failure so to qualify and be in good standing could have a Material Adverse Effect and (iii) has all requisite corporate power and authority, respectively, to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted;

(ii) The execution, delivery and performance by the Lender of this Agreement and the other Facility Documents are within its company powers, have been duly authorized by all necessary company action, and do not (i) contravene the Lender’s constitutive documents, (ii) contravene any contractual restriction binding on it or require any consent under any agreement or instrument to which it or any of its Affiliates is a party or by which any of its properties or assets is bound or (iii) violate any law, rule or regulation or order, writ, judgment, injunction, decree, determination or award.  The Lender is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any contractual restriction binding upon it, except for any violation or breach which would not have a Material Adverse Effect;

(iii) Assuming the accuracy of the Borrower’s representation and warranty in Section 7(a)(ii), this Agreement and the other Facility Documents are, legal, valid and binding obligations of the Lender enforceable against the Lender in accordance with their respective terms, as applicable; and

(iv) There is no pending or threatened action or proceeding affecting the Lender before any court, governmental agency or arbitrator which (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Facility Document.

(v) As of the date hereof, the Lender will have, and will use reasonable efforts to maintain during the Credit Period, sufficient cash, available lines of credit or other sources of immediately available funds to provide Advances up to the Facility Amount as and when requested by the Borrower pursuant hereto.

8) Borrower’s Covenants.  The Borrower covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Lender shall consent otherwise in a writing signed by the Lender:

(a) At all reasonable times, upon reasonable prior notice and as often as the Lender reasonably may request, the Borrower shall permit representatives designated by the Lender to (i) have reasonable access upon reasonable advance notice to the premises of the Borrower, the books and records of the Borrower, which shall not unreasonably interfere with the operations of the Borrower, (ii) make copies of, or excerpts from, those books and records and (iii) discuss the accounts, assets, business, operations, properties or condition, financial or otherwise, of the Borrower with its officers, directors, employees and accountants.  The Lender agrees to keep such documents confidential and shall not disclose any such information except: (x) pursuant to court order; (y) as required by any regulatory agency; or (z) in connection with any action or proceeding to enforce its rights in connection with the Facility Documents.

(b) The Borrower shall furnish to the Lender: (i) such financial information as may reasonably be required by the Lender including, but not limited to the following information within ninety (90) days after the close of each fiscal year of Borrower and within forty-five (45) days after the close of each three-month period thereafter: a balance sheet and income statement of Borrower and any Affiliates and a statement of cash flows of Borrower and any Affiliates, as of the end of and for the fiscal year and any three-month period setting forth the corresponding figures in the prior fiscal year and three-month period in comparative form, all in reasonable detail without any qualification or exception, prepared by an independent certified public accountant selected by Borrower and acceptable to Lender, in each case, on a review basis; (ii) an annual budget and business plan, approved by the Board of  Directors of Borrower, which budget and business plan shall be updated on a quarterly basis, within ten (10) days of approval of the budget, business plan, updated budget or updated business plan; and (iii) from time to time, such other information as Lender may reasonably request.

(c) The Borrower shall not create nor permit to subsist any charge, lien or other encumbrance in the nature of a security interest on the whole or any part of its present or future assets except with the prior written consent of Lender or as otherwise consented to by the Borrower’s Board of Directors, other than charges, liens or other encumbrances arising by operation of law.

(d) The Borrower shall: (i) comply with all licenses, permits, consents or other authorizations held and with any applicable laws, regulations or other legal requirements; and (ii) promptly notify Lender of any breach of (i) any law, regulation or other legal requirement and/or (ii) any license, permit, consent or other authorization held, and promptly remedy such breach.

(e) The Borrower shall use the Advances solely for the Business or as otherwise consented to by Borrower’s Board of Directors.

(f) The Borrower shall promptly deliver to the Lender written notice of any examination or audit (by a regulator or insurer or other authorized third party) of the Borrower by any governmental or regulatory authority related to these transactions or otherwise.

(g) During the term of this Agreement and for such time period as any Advance remains outstanding, the Borrower shall maintain its licenses, registrations, and qualifications in good standing.

9) Mandatory Payments; Prepayments.

(a) The Lender shall be entitled to receive from the Borrower, and the Borrower shall pay to the Lender on the Maturity Date, without setoff, deduction or otherwise, interest on the unpaid principal amount of each Advance, from the date of such Advance until such principal amount shall be paid in full.  Interest shall be (i) paid at a compounded rate computed quarterly, which rate shall not exceed four (4%) percent per annum, (ii) computed on the basis of a 365 day year for actual days elapsed and (iii), payable upon the Maturity Date or prepayment of the principal thereof. Borrower shall pay a default rate equal to four (4%) percent in excess of the rate set forth above if an Event of Default has occurred and is continuing.

(b) Notwithstanding any provision to the contrary contained herein, the Grid Note, or in any other document securing the payment of the Grid Note, or in any other agreement or commitment between the Lender and the Borrower, whether written or oral, expressed or implied, the Borrower shall never be entitled to charge, receive, or collect, nor shall amounts received by Lender be credited as interest so that the Borrower shall be paid, a sum greater than interest at the maximum non usurious interest rate, if any, that at any time may be contracted for, charged, received, or collected on the indebtedness evidenced by the Grid Note under applicable law (the “Maximum Rate”).  It is the intention of the parties that the Grid Note, and all other instruments securing the payment of the Grid Note or executed or delivered in connection this Agreement shall comply with applicable law.  If the Borrower ever contracts for, charges, receives, or collects, anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of the Grid Note, delay in advancing proceeds of the Grid Note; or other event, should cause such interest to exceed interest at the Maximum Rate, any such excess amount shall be applied to the reduction of the unpaid principal balance of the Grid Note or any other indebtedness owed to the Lender by the Borrower, and if the Grid Note and such other indebtedness is paid in full, any remaining excess shall be paid to the Lender.  In determining whether or not the interest due under the Grid Note exceeds interest at the Maximum Rate, the total amount of interest shall be spread throughout the entire term of this Note until its payment in full in a manner which will cause the interest rate on this Note not to exceed the Maximum Rate.

(c) The Borrower may, upon prior notice to the Lender not later than the 12:00 Noon, New York City time on the 5th Business Day prior to the date of prepayment, prepay the outstanding amount of any Advance in whole or in part, without premium or penalty.  Each such notice of prepayment given pursuant to this Section 9(c) (each a “Notice of Prepayment”) shall specify the prepayment date and the principal amount of the Advance to be prepaid.  If a Notice of Prepayment is given, the Borrower shall make such prepayment and the prepayment amount specified in such Notice of Prepayment shall be due and payable on the date specified therein. Any repayment or prepayment of any Advance shall be accompanied by accrued interest on the principal amount repaid or prepaid; provided, that if an Advance is repaid or prepaid at any time during a calendar month (other than the last day of such calendar month), (x) accrued interest on the amount repaid and prepaid and (y) all interest that would have accrued on the amount so repaid or prepaid during the period from and including the date of such repayment or prepayment through and including the last day of the calendar month in which such repayment or prepayment was so made.

10) Events of Default.  Lender may demand payment of the entire unpaid balance under the Advances, at the option of the Lender, at any time and from time to time in the Lender’s sole and absolute discretion, upon the occurrence and continuance of any one or more of the following events (each an “Event of Default” and collectively, the “Events of Default”): (a) the non-payment of any of the Obligations within five (5) Business Days after the date such payment is due and payable; (b) dissolution or liquidation, as applicable, of the Borrower; (c) any petition in bankruptcy being filed by or against the Borrower or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Borrower either through reorganization, composition, extension or otherwise; provided, however, that Borrower shall have a sixty (60) day grace period to obtain the dismissal or discharge of involuntary proceedings filed against it, it being understood that during such sixty (60) day grace period, the Lender shall not be obligated to make Advances hereunder and the Lender may seek adequate protection in any bankruptcy proceeding; (d) the making by the Borrower of an assignment for the benefit of creditors, calling a meeting of creditors for the purpose of effecting a composition or readjustment of its debts, or filing a petition seeking to take advance of any other law providing for the relief of debtors; (e) any seizure, vesting or intervention by or under authority of a government, by which the management of the Borrower, is displaced or its authority in the conduct of its business is curtailed; (f) the appointment of any receiver of any material property of the Borrower; (g) the occurrence of a material default or event of default as specified in this Agreement or under any other Facility Document, or any other agreements with respect to the Obligations, provided that Lender shall have provided written notice to the Borrower of such material default or event of default and the Borrower shall have failed to cure such default or event of default within thirty (30) days of such written notice; (h) a default occurring with respect to any indebtedness or liability for borrowed money of the Borrower (other than the Grid Note) in excess of Two Million Dollars ($2,000,000) if the actual effect of such default is to accelerate the maturity of such indebtedness or liability or to permit the holder thereof to cause such indebtedness or liability to become due prior to its stated maturity; (i)  failure of the Borrower to observe or perform in any material respect any covenant or condition contained in this Agreement or in any other Facility Document, provided that Lender shall have provided written notice to the Borrower of such failure and the Borrower shall have failed to cure such failure within thirty (30) days of such written notice; (j) if any warranty, representation, statement, report or certificate made now or hereafter by Borrower to Lender pursuant hereto is untrue or incorrect in any material respect at the time made or delivered and such inaccuracy is reasonably likely to result in a Material Adverse Effect on Borrower or Borrower’s ability to repay the indebtedness hereunder; (k) any material provision set forth in any Facility Document or the Pledge Agreement shall for any reason cease to be in full force and effect and such cessation is reasonably likely to result in a Material Adverse Effect on Borrower or Borrower’s ability to repay the indebtedness hereunder; or (l) the Borrower shall contest, dispute or challenge in any manner, whether in a judicial proceeding or otherwise, the validity or enforceability of any material provision set forth in any Facility Document or the Pledge Agreement, any transaction contemplated in this Agreement or in any other Facility Document or Pledge Agreement.  Any failure of the Borrower to furnish to the Lender any of the documents required by Section 8(b) shall not constitute an Event of Default if such failure is the result of Lender’s employees failing to prepare and deliver such documents to Borrower in accordance with the Shared Services Agreement.

11) Remedies.  Upon the nonpayment of any or all of the Obligations, whether when due or upon acceleration after the occurrence of an Event of Default, the Lender shall have all of the rights and remedies provided under applicable law, this Agreement and the Pledge Agreement.  The Lender shall also have the right to set-off against any sums owed to the Lender and reduce to the Lender’s immediate possession any and all amounts, balances, proceeds and funds held by the Lender on any account of the Borrower maintained by the Lender.

12) Assignability; Refinancing.  (a)  With the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), it being understood that the Borrower shall not have such consent right so long as any Event of Default has occurred or is continuing, the Lender may assign or otherwise transfer all (but not part) of its rights and obligations under this Agreement, the Grid Note, and other Facility Documents, and any other instrument evidencing all of the Obligations, and any agreement relating thereto, to transferees that are not affiliates of the Lender, who shall thereupon become vested with all the powers and rights in respect thereto given to the Lender herein or in the instruments transferred, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by the Lender of all rights and powers hereby given with respect to any and all instruments, rights or property not so transferred; provided, however, in connection with any such assignment, the Pledge Agreement shall be terminated and the transferee shall have no right to the Pledged Shares.

(b) Notwithstanding anything to the contrary contained herein, Lender may, without the Borrower’s consent, assign or otherwise transfer all of its rights and obligations under this Agreement, the Grid Note, other Facility Documents, any other instrument evidencing all of the Obligations, and any agreement relating thereto, and the Lender may deliver all of the Pledged Shares, to any Affiliate, or successor in interest, who shall thereupon become vested with all the powers and rights in respect thereto given to the Lender herein or in the instruments transferred, provided that in the case of an assignment or transfer pursuant to this Section 12(b), such assignment or transfer shall not relieve Lender of its obligations hereunder.

(c) Notwithstanding anything to the contrary contained herein, Borrower may arrange for the refinancing of this Line of Credit with an unaffiliated third party.  Upon Borrower entering into such refinancing the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to this Agreement, the Grid Note, and other Facility Documents, and other instrument evidencing all of the Obligations, and any agreement relating thereto.

13) Continuing Agreement.  This is a continuing agreement and shall remain in full force and effect until written notice shall have been received by the Lender from the Borrower that it has been revoked, but any such notice shall not release the Borrower from liability with respect to such of the Obligations as theretofore may have been incurred.  Furthermore, if this Agreement is terminated, or revoked by operation of law as against the Borrower, the Borrower will indemnify and save the Lender, the Lender successors or assigns, harmless from any loss which may be suffered or incurred by the Lender in making, giving, granting or extending any Advances or other credit or otherwise acting hereunder prior to receipt by the Lender of notice in writing of such termination or revocation.

14) Choice of Law, etc.  This Agreement shall be governed by the laws of the State of New York with respect to contracts to be performed solely in the State of New York, including matters of construction, validity and performance; none of its terms or provisions can be waived, altered, modified, limited or amended except by an agreement expressly referring hereto and to which the Lender shall consent in writing, which consent shall be duly signed for the Lender and on the Lender’s behalf; the rights granted to the Lender herein shall be supplementary and in addition to those granted in any other agreements with respect to the Obligations.  The Borrower hereby waives its right to a jury trial in any action arising out of or pertaining to this Agreement.

15) Jurisdiction.  Borrower agrees that in any action or proceeding brought on or in connection with this Agreement (i) the Supreme Court of the State of New York for the County of New York, or (in a case involving diversity of citizenship) the United States District Court District in the Southern District of New York, shall have jurisdiction of any such action or proceeding, (ii) service of any summons and complaint or other process in any such action or proceeding may be made by the Lender upon Borrower by registered or certified mail directed to Borrower at its address referenced above, Borrower hereby waiving personal service thereof, and (iii) within thirty (30) days after such mailing Borrower shall appear or answer to any summons and complaint or other process, and should Borrower fail to appear to answer within said thirty day period, it shall be deemed in default and judgment may be entered by the Lender against Borrower for the amount as demanded in any summons or complaint or other process so served. Borrower irrevocably agrees to be bound by any judgment rendered by such court in connection with this Agreement.

16) Notices.  All notices and other communications provided for hereunder, unless specifically provided to the contrary, shall be effective if in writing and mailed postage prepaid, certified or registered mail, hand delivered, or sent by Federal Express or like express mail service to the Borrower at the address set forth herein or to the Lender at the address set forth herein, or at such other address as shall be designated by either the Lender or the Borrower from time to time in the same manner as notice as set forth herein.  Any notice may be given by counsel for such party. Notice shall be deemed given when, as the case may be, it is deposited with the United States Post Office, or hand delivered or delivered to a representative of Federal Express or like express mail service.  All notices or other communications to Lender shall be directed to William B. Manning, Principal Financial Officer of Lender, or such other persons designated by Lender.

17) Further Assurances.  The Borrower agrees to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Lender from time to time may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Agreement and the other Facility Documents in order: (a) to evidence, confirm, perfect or protect any lien or security interest granted or required to have been granted under this Agreement and the other Facility Documents, (b) to give the Lender or its designee confirmation of the Lender’s rights, powers, privileges, remedies and interests under this Agreement, the other Facility Documents and applicable law, (c) following the occurrence of any Event of Default under this Agreement or any default under any of the other Facility Documents to better enable the Lender to exercise any such right, power, privilege or remedy or (d) to otherwise effectuate the purpose and the terms and provisions of this Agreement and the other Facility Documents.  The Lender shall execute, acknowledge and deliver to the Borrower such documents and take such other actions as the Borrower may reasonably request in order to effectuate the purpose terms and provisions of this Agreement.

18) Lender’s Reliance.  (a) The Lender shall be entitled to reasonably rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which to the extent permitted hereunder may be by telegram, cable, telex, email, telecopier or telephone) reasonably believed by the Lender to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including counsel for the Lender), independent public accountants and other experts selected by the Lender.  The Lender shall be entitled to rely, and in entering into this Agreement and the other Facility Documents in fact has relied, upon the representations, warranties and other information respecting the Borrower contained in this Agreement and the other Facility Documents notwithstanding any investigation, analysis or evaluation that may have been made or from time to time may be made by the Lender or its designees of all or any part of the assets, business operations, properties or condition (financial or otherwise) of the Borrower, or any other person.

(b) The Lender, its Affiliates, and designees, and their respective directors, officers, employees, attorneys and agents, shall not incur any liability (other than for a person’s own acts or omissions amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for acts and omissions arising out of or related directly or indirectly to this Agreement, any other Facility Documents or the Pledged Shares; and the Borrower hereby expressly waives any and all claims and actions (other than those attributable to a person’s own acts or omissions amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Lender, its Affiliates, and designees, and their respective directors, officers, employees, attorneys, and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

(c) The Lender, its Affiliates, and designees, and their respective directors, officers, employees, attorneys and agents, shall be indemnified, held harmless and, at the request of the Lender, defended by the Borrower from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, employees, attorneys and agents, arising out and pursuant to this Agreement, any other Facility Documents or the Pledged Shares, except such as are occasioned by the indemnified person’s own willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

19) No Presumption.  The parties acknowledge and agree that: (i) each party and its counsel have reviewed and have had an opportunity to negotiate the terms and provisions of the Agreement and the other Facility Documents and have contributed or have been offered the opportunity to contribute to their revision; (ii) the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of them; and (iii) the terms and provisions of this Agreement and the other Loan Documents shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of these agreements.

20) No Third Party Beneficiaries.  The terms and provisions of this Agreement are for the exclusive benefit of the parties hereto, and no other person, including creditors of any party hereto, shall have any right or claim against any party by reason of those provisions or be entitled to enforce any of those terms and provisions against any party.

21) Merger.  This Agreement, the Note, each Funding Memorandum and the other Facility Documents contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein and therein.

22) Partial Invalidity.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

23) Borrower’s General Indemnity.  In the absence of gross negligence, willful misconduct or fraud on the part of the Lender, the Borrower shall protect, defend, indemnify and save harmless the Lender, its Affiliates, and designees, and their respective officers, directors, employees, attorneys and agents (each an “Indemnified Party”) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys’ fees and expenses), imposed upon or incurred by or asserted against such Indemnified Party by reason of any failure on the part of the Borrower to perform or comply with any of the terms of this Agreement, any other Facility Document. Any amounts payable to the Lender by reason of the application of this paragraph shall be secured by this Agreement and the other Facility Documents and shall become immediately due and payable and shall bear interest from the date such loss or damage is sustained by the Lender until paid. The obligations and liabilities of the Borrower under this paragraph shall survive any termination, satisfaction, assignment, of this Agreement or the other Facility Documents.

24) Miscellaneous.  (a)  The within Agreement cannot be changed or terminated orally. The terms of the within Agreement cannot be orally waived.  The recitals first set forth above are incorporated into this Agreement.

(b) THE BORROWER HEREBY ACKNOWLEDGES THAT IT IS NOT RELYING ON LENDER FOR INVESTMENT OR LEGAL ADVICE AND HAS OBTAINED ITS OWN INDEPENDENT ADVICE AND/OR GUIDANCE FROM FINANCIAL ADVISORS AND LEGAL COUNSEL OF ITS OWN CHOOSING AND NOT AFFILIATED WITH LENDER REGARDING THE FACILITY, THE FACILITY DOCUMENTS, AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND THE RELATIONSHIP OF LENDER, BORROWER AND EACH OBLIGOR.

(c) THE LENDER HEREBY ACKNOWLEDGES THAT IT IS NOT RELYING ON THE BORROWER FOR INVESTMENT OR LEGAL ADVICE AND HAS OBTAINED ITS OWN INDEPENDENT ADVICE AND/OR GUIDANCE FROM FINANCIAL ADVISORS AND LEGAL COUNSEL OF ITS OWN CHOOSING AND NOT AFFILIATED WITH THE BORROWER REGARDING THE FACILITY, THE FACILITY DOCUMENTS, AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND THE RELATIONSHIP OF THE LENDER, THE BORROWER AND EACH OBLIGOR.

(d) THIS AGREEMENT IS MADE FOR THE SOLE BENEFIT OF THE BORROWER AND THE LENDER AND NO OTHER PERSON OR PERSONS SHALL HAVE ANY BENEFITS, RIGHTS OR REMEDIES UNDER OR BY REASON OF THIS AGREEMENT, OR BY ANY OTHER PARTY. LENDER SHALL NOT BE LIABLE FOR ANY DEBTS OR CLAIMS ACCRUING IN FAVOR OF ANY SUCH PARTIES AGAINST BORROWER OR OTHERS. LENDER, BY MAKING THE ADVANCES OR TAKING ANY ACTION PURSUANT TO ANY OF THE FACILITY DOCUMENTS, SHALL NOT BE DEEMED A PARTNER OR A JOINT VENTURER WITH BORROWER OR FIDUCIARY OF BORROWER OR INVESTMENT ADVISOR TO BORROWER.

[This space intentionally left blank.]

IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Agreement as of the day and year first above written.

TIPPT MEDIA INC., as Borrower

By:________________________________
Name:
Title:

FUNCTION(X) INC., as Lender

By:________________________________
Name:
Title:

Signature page to Line of Credit and Security Agreement

EXHIBIT A

Funding Memorandum

TIPPT MEDIA INC.

FUNDING MEMORANDUM

_________ __, 2011

Function(x) Inc.
902 Broadway, 11th Floor
New York, New York 10010

Attention:

Sir/Madam:

We hereby request that you make available in our account No. _____________ the amount of $______________, and which shall constitute an Advance under the $20,000,000 Line of Credit Grid Note made by TIPPT MEDIA INC. (“Borrower”) to the order of FUNCTION(X) INC. (the “Lender”) dated as of December __, 2011 (as amended from time to time, the “Grid Note”).

Under the Grid Note, the Lender is authorized to enter and record on the schedule attached thereto (i) the loan number, (ii) the date of each Advance, (iii) the Commitment Amount, (iv) the dollar amount of the Advance, (v) the Maturity Date of the Advance, (vi) the interest rate, (vii) interest due on Maturity Date, (viii) each payment of any Advance and (ix) date of payment, without any further authorization on the part of Borrower.

The obligations under the Grid Note are reaffirmed upon funding; this Funding Memorandum and the documentation annexed hereto shall be deemed to be incorporated into the Line of Credit Agreement dated as of December __, 2011 (as amended from time to time, the “Loan Agreement”).  Unless otherwise defined herein, capitalized terms used in this Funding Memorandum shall be used as they are defined in the Loan Agreement.

Borrower represents, warrants and certifies to Lender as follows:

(e) there does not exist any known deficiency in any of the documents identified in this Funding Memorandum, and Borrower agrees that any deficiencies subsequently discovered will be promptly reported to the Lender;

(f) both before and after funding the Advance requested hereunder Borrower is not in default, no Event of Default exists, and no Event of Default shall result from the making of the Advance requested hereunder;

(g) all of the representations and warranties of Borrower contained in the Loan Agreement and in each other Facility Document shall be true and correct in all material respects to the same extent as though made on and as of any making of the Advance requested hereunder;

(h) the Advance complies with Borrower’s budget, as the same may be modified on a quarterly basis, and the proceeds of the Advance will be used in material compliance with such budget; and

(i) after giving effect to the amount of the requested Advance, the aggregate amount of outstanding Advances under the Facility shall not exceed the Facility Amount.

Very truly yours,

TIPPT MEDIA INC.

By: _________________________________
Name:
Title:

EXHIBIT B

Form of Grid Note

TIPPT MEDIA INC.

LINE OF CREDIT GRID PROMISSORY NOTE

New York, New York

December __, 2011 $20,000,000.00

1) FOR VALUE RECEIVED, on the Maturity Date, TIPPT MEDIA INC., a Delaware corporation (the "Borrower"), at its offices at _______________________, promises to pay to the order of FUNCTION(X) INC., a Delaware corporation (the "Lender") at its offices at 902 Broadway, 11th Floor, New York, New York 10010, or at such other place as the Lender may designate in writing, the unpaid amount of all Advances, plus accrued and unpaid interest due with respect to all outstanding Advances, made by the Lender hereunder and pursuant to that certain Line of Credit Agreement of even date herewith between Borrower and the Lender (as it may be amended, modified, supplemented or restated from time to time, the "Loan Agreement," unless otherwise defined herein, capitalized terms shall be used as defined in the Loan Agreement). Within the limits of the foregoing and the terms of the Loan Agreement, Borrower may borrow funds under this Grid Note.

2) Interest.  (a)                      Borrower will pay interest on the unpaid principal amount of all Advances from time to time outstanding from the date of each Advance until each such Advance has been paid in full. Interest shall accrue at the compounded interest rate computed quarterly equal to four percent (4%) per annum with respect to each Advance. Interest shall be computed on the basis of a 365 day year for actual days elapsed, but in no event higher than the maximum rate permitted under applicable law.

(b) Borrower will pay interest, calculated at the rate set forth above, upon the Maturity Date or such earlier date upon which any Advance is paid. In addition, Borrower will pay a default rate equal to four percent (4%) per annum in excess of the rate set forth herein if an Event of Default has occurred and is continuing. Notwithstanding the foregoing however, in no event shall interest exceed the maximum legal rate permitted by law. All payments, including insufficient payments, shall be credited, regardless of their designation by Borrower, first to outstanding late charges, then to interest and the remainder, if any, to principal.

3) Requests for Loans; Disbursement of Proceeds. Borrower may borrow, and Lender agrees to make Advances hereunder, subject to the terms of the Loan Agreement, upon notice of a proposed borrowing, and the requested amount thereof, to the Lender not later than 12:00 Noon (New York time) five (5) days prior to the date on which the proposed borrowing is requested to be made, subject to the satisfaction of all conditions precedent to such Advance, including the delivery to the Lender of a Funding Memorandum.  Lender shall not be obligated to make Advances more than once per month. Each notice of borrowing shall be delivered by hand or facsimile transmission. Each such notice shall be irrevocable by and binding on Borrower. Unless otherwise directed in writing by Borrower, the Lender shall promptly disburse the proceeds of such Advance made hereunder by crediting the amount thereof as instructed in the applicable Disbursement Request.

4) Payments and Prepayments; Use of Grid. The Lender is hereby authorized by Borrower to enter and record on the schedule attached hereto (i) the loan number, (ii) the date of each Advance made under this Grid Note, (iii) the dollar amount of the Advance, (iv) the applicable interest rate, (v) interest due on Maturity Date, (vi) each payment and prepayment of any Advance thereon, and (vii) date of payment, without any further authorization on the part of Borrower or any endorser or guarantor of this Grid Note; provided, however, that the Lender shall promptly deliver to the Borrower a copy of this Grid Note following the entry of each Advance hereunder. The entry of an Advance on said schedule shall be prima facie and presumptive evidence of the entered Advance and its conditions, absent manifest error. The Lender's failure to make an entry, however, shall not limit or otherwise affect the obligations of Borrower or any endorser or guarantor of this Grid Note. Borrower may make prepayments hereunder as provided in the Loan Agreement. If any payment of principal or interest becomes due on a day on which the Lender is closed, such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. All payments by Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

5) Secured Obligation. This Grid Note is secured by and shall have the benefits of the Security Documents which grant to Lender, inter alia, a perfected first priority security interest in the Pledged Shares owned by pledgor named in the Pledge Agreement and pledged to the Lender pursuant the Loan Agreement and the other Security Documents.

6) Use of Proceeds. The proceeds of each Advance hereunder shall be used as set forth in the Loan Agreement. Borrower will not, directly or indirectly, use any proceeds of Advances hereunder for the purpose of purchasing or carrying any margin stock within the meaning of Regulation X of the Board of Governors of the Federal Reserve System or to extend credit to any person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

7) Event of Default. It is expressly agreed that the whole of the indebtedness evidenced by this Grid Note shall immediately become due and payable, following the expiration of any applicable cure or grace period set forth in the Loan Agreement, at the option of the Lender, on the happening of any default or event constituting an event of default under the Loan Agreement or any other Facility Document (each an "Event of Default").

8) Governing Law. This Grid Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its rules on conflicts of laws.

9) No Waiver. No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

10) Costs and Expenses. Borrower shall reimburse the Lender for all costs and expenses incurred by the Lender in connection with the enforcement of this Grid Note or any document, instrument or agreement relating thereto.

11) Amendments. No amendment, modification, or waiver of any provision of this Grid Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

12) Successors and Assigns. This Grid Note shall be binding upon Borrower and its heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of the Lender and its successors and assigns, including subsequent holders hereof permitted under the Loan Agreement.

13) Severability. The provisions of this Grid Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Grid Note in any jurisdiction.

14) Entire Agreement. This Grid Note, together with the Loan Agreement and the other documents referred to therein, sets forth the entire agreement of Borrower and the Lender with respect to this Grid Note and may be modified only by a written instrument executed by Borrower and the Lender.

15) Headings. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Grid Note.

16) Jurisdiction; Service of Process. Borrower agrees that in any action or proceeding brought on or in connection with this Grid Note (i) the Supreme Court of the State of New York for the County of New York, or (in a case involving diversity of citizenship) the United States District Court in the Southern District of New York, shall have jurisdiction of any such action or proceeding, (ii) service of any summons and complaint or other process in any such action or proceeding may be made by the Lender upon Borrower by registered or certified mail directed to Borrower at its address referenced above, Borrower hereby waiving personal service thereof, and (iii) within thirty (30) days after such mailing Borrower shall appear or answer to any summons and complaint or other process, and should Borrower fail to appear to answer within said thirty day period, it shall be deemed in default and judgment may be entered by the Lender against Borrower for the amount as demanded in any summons or complaint or other process so served.

17) WAIVER OF THE RIGHT TO TRIAL BY JURY. BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS GRID NOTE OR ANY TRANSACTIONS HEREUNDER. NO OFFICER OF THE LENDER HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVIS ION.

TIPPT MEDIA INC.

By:___________________________________________
Name:
Title:

SCHEDULE TO LINE OF CREDIT GRID PROMISSORY NOTE

Borrower:  TIPPT MEDIA INC.

Date of Note:  December __, 2011

Loan Number	Date of Advance	Commitment Amount	Advance	Maturity Date	Interest Rate	Interest Due upon Maturity Date	Amount Paid	Date Payment
4%
4%
4%
4%
4%
4%
4%
4%
4%
4%
4%

EXHIBIT C

DISBURSEMENT REQUEST

as of ________, 2011

Function(x) Inc.

902 Broadway, 11th Floor

New York, New York 10010

Attention:

Re:           Disbursement Request

Sir/Madam:

Reference is hereby made to that certain Line of Credit Agreement between FUNCTION(X) INC. (“Lender”) and TIPPT MEDIA INC. (“Borrower”) dated as of December __, 2011 (as amended, the “Agreement”).  Borrower hereby authorizes and directs the Lender to disburse Advance proceeds in the aggregate amount of $______, in accordance with the instructions attached hereto as Exhibit 1 annexed hereto and made a part hereof.

Sincerely,

TIPPT MEDIA INC.

By:________________________________
Name:

Title:

Acknowledged And Agreed:

By:____________________________

Name:

Title: